UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 SCHEDULE 14A/a
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

Filed by the Registrant                   |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|X|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) and Rule 14a-12


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        000-22916                                           04-2601571
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)

200 Lake Street, Suite 102, Peabody, Massachusetts             01960
 (Address of Principal Executive Offices)                   (Zip Code)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing party:
     (4) Date filed:


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                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING ADJOURNMENT AND SCHEDULED DATE TO RECONVENE




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                            Pioneer Behavioral Health
                  200 Lake Street, Suite 102, Peabody, MA 01960
                                 (978) 536-2777
                               Fax (978)536-2677



December 20, 2005




Dear Shareholder:

In an effort to reach as many shareholders as possible, we have adjourned the annual shareholders meeting scheduled for December 20, 2005 until January 31, 2006 at 11:00 a. m.

Enclosed please find a new proxy card with return envelope. Please complete and mail at your earliest convenience.

Thank you for your continued support.

Very truly yours,



/s/  Bruce A. Shear
___________________
     Bruce A. Shear
     President & CEO





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

                    REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2005 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2005. Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2005 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 21, 2005 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 20, 2005 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)




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
               FORM OF PROXY FOR CLASS A COMMON STOCK STOCKHOLDERS

[X}  Please mark your
     votes as in this
     example.
                        Nominees:
                          Donald E. Robar
                          Howard W. Phillips

                                  WITHHOLD                    FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   and Howard W. Phillips    [  ]   [  ]        Company's 2005 Employee
   as the Class A Directors of the company,     Stock Purchase Plan
   each to hold the office until the annual     with a maximum of 500,000
   meeting next following his election:         shares which may be issued
                                                under the plan.

  For all nominees except as noted below:    3. To approve the [  ]  [  ]  [  ]
 __________________________________________     amendment to the 2004 non-
                                                employee director stock option
                                                plan to increase the annual
                                                grant of options to non-employee
                                                directors from 10,000 to 20,000
                                                options.

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.


                                            PLEASE  MARK, SIGN, DATE AND  RETURN
                                            THIS  PROXY CARD  USING THE ENCLOSED
                                            ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

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

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2005 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2005 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2005 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on October 21, 2005 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 20, 2005 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

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

               FORM OF PROXY FOR CLASS B COMMON STOCK STOCKHOLDERS

 [X}   Please mark your
       votes as in this
       example.
                        Nominees:
                          Bruce A. Shear
                          William F. Grieco
                          David E. Dangerfield

                                  WITHHOLD                     FOR       ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Bruce A. Shear  [  ]   [  ]     2. To approve the [  ]  [  ]  [  ]
   William F. Grieco  and                       Company's 2005 Employee Stock
   David E. Dangerfield as the Class B          Purchase Plan with a maximum of
   Directors of the Company, each to hold       500,000 shares which may be
   the office until the annual meeting          issued under the plan.
   next following his election.
                                             3. To approve the [  ]  [  ]  [  ]
                                                proposed amendment to the
   For, all nominees except as noted below      2004 non-employee director stock
 __________________________________________     option plan to increase the
                                                annual grant of options to non-
                                                employee directors from 10,000
                                                to 20,000 options.

                                             4. In their discretion, the Proxies
                                                are authorized to vote upon
                                                such other matters as may
                                                properly come before the meeting
                                                or any adjournment or
                                                postponement thereof.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY CARD  USING THE ENCLOSED
                                             ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.


                                    (FRONT)


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